EXHIBIT 24.1
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the “Company”), do hereby constitute and appoint Robert S. Cubbin, or Michael G. Costello and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said Company to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with a “shelf” registration of the Company to be filed on a Registration Statement on Form S-3 on May 24, 2007. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement on Form S-3 of the Company filed on May 24, 2007, to any and all amendments, or supplements thereto and to any and all instruments or documents filed as part of or in conjunction with the Registration Statement on Form S-3 of the Company filed on May 24, 2007 or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

SIGNATURE	TITLE	DATE

/s/Robert S. Cubbin	President, Chief Executive	May 14, 2007

Robert S. Cubbin	Officer and Director

/s/Merton J. Segal Merton J. Segal	Director (Chairman)	May 14, 2007

Robert W. Sturgis	Director	May 23, 2007

/s/David K. Page David K. Page	Director	May 18, 2007

/s/Hugh W. Greenberg	Director	May 18, 2007

Hugh W. Greenberg

/s/Bruce E. Thal	Director	May 18, 2007

Bruce E. Thal

/s/Joseph S. Dresner	Director	May 18, 2007

Joseph S. Dresner

Power of Attorney
May 24, 2007

SIGNATURE	TITLE	DATE

/s/Herbert Tyner	Director	May 18, 2007

Herbert Tyner

/s/Florine Mark	Director	May 23, 2007

Florine Mark

/s/Robert H. Naftaly	Director	May 18, 2007

Robert H. Naftaly